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                                                                       EXHIBIT E


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
SUBSCRIPTION CERTIFICATE NO.                      [HANOVER LOGO]                  SUBSCRIPTION CERTIFICATE FOR
                                                                                             SHARES


                                                HANOVER DIRECT, INC.              SUBSCRIPTION PRICE $1.03 PER SHARE

THE TERMS AND CONDITIONS OF       SUBSCRIPTION CERTIFICATE REPRESENTING RIGHTS
THE RIGHTS OFFERING ARE SET       TO PURCHASE SHARES OF THE COMMON STOCK OF              CUSIP 410783 11 2
FORTH IN THE COMPANY'S            HANOVER DIRECT, INC. THIS CERTIFICATE OR A
PROSPECTUS DATED JULY 19,         NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED
1996 (THE "PROSPECTUS") AND       BY THE SUBSCRIPTION AGENT WITH PAYMENT IN FULL
ARE INCORPORATED HEREIN BY        BY 5:00 P.M., NEW YORK CITY TIME, ON FRIDAY,
REFERENCE. COPIES OF THE          AUGUST 16, 1996 (THE "EXPIRATION DATE").
PROSPECTUS ARE AVAILABLE          THIS SUBSCRIPTION CERTIFICATE IS TRANSFERABLE
UPON REQUEST FROM THE             AND MAY BE COMBINED OR DIVIDED (BUT ONLY INTO
COMPANY AND THE SUBSCRIPTION      CERTIFICATES EVIDENCING A WHOLE NUMBER OF
AGENT.                            RIGHTS) AT THE OFFICE OF THE SUBSCRIPTION
                                  AGENT.









NAME AND ADDRESS OF REGISTERED HOLDER:









The registered owner whose name is inscribed hereon, or assigns, is entitled to subscribe for shares of Common Stock upon the terms and subject to the conditions set forth in the Prospectus and instructions relating thereto. The Rights represented by this Subscription Certificate may be exercised by duly completing Form 1; may be transferred, assigned, exercised or sold through a bank or broker by duly completing Form 2; and may be sold through the Subscription Agent by duly completing Form 3. Rights holders are advised to review the Prospectus and instructions, copies of which are available from the Subscription Agent, before exercising or selling their Rights.
IMPORTANT -- Complete appropriate Form and, if applicable, delivery instructions, and SIGN on reverse side.



 Date:


                                                      HANOVER DIRECT, INC.
                                                          CORPORATE
              /s/ Rakesh K. Kaul                            SEAL                            /s/ Edward J. O'Brien
     ----------------------------------------                                   -----------------------------------------------
                  RAKESH K. KAUL                             1993                               EDWARD J. O'BRIEN
      PRESIDENT AND CHIEF EXECUTIVE OFFICER                DELAWARE             SENIOR VICE PRESIDENT, TREASURER  AND SECRETARY

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COUNTERSIGNED AND REGISTERED:
   AMERICAN STOCK TRANSFER & TRUST COMPANY
         (NEW YORK, N.Y.)
           TRANSFER AGENT AND REGISTRAR

BY:       /s/ George Karfunkel
    -----------------------------------
          AUTHORIZED SIGNATURE


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        RIGHTS HOLDERS SHOULD BE AWARE THAT IF THEY CHOOSE TO EXERCISE OR
TRANSFER LESS THAN ALL OF THE RIGHTS EVIDENCED HEREBY, THEY MAY NOT RECEIVE A NEW SUBSCRIPTION CERTIFICATE IN SUFFICIENT TIME TO EXERCISE THE REMAINING RIGHTS EVIDENCED THEREBY.

        FORM 1: EXERCISE AND SUBSCRIPTION: The undersigned hereby irrevocably exercises one or more Rights to subscribe for shares of Common Stock as indicated below, on the terms and subject to the conditions specified in the Prospectus, receipt of which is hereby acknowledged.

        (a) Number of shares subscribed for pursuant to the Subscription Privilege (one Right needed to subscribe for each full share):
              ______________________________________

        (b) Total Subscription Price (total number of shares subscribed for pursuant to the Subscription Privilege times the Subscription Price of $1.03): _________________________*.

        METHOD OF PAYMENT (CHECK ONE)

          / / CHECK, BANK DRAFT OR MONEY ORDER PAYABLE TO AMERICAN STOCK
              TRANSFER & TRUST COMPANY.

          / / WIRE TRANSFER DIRECTED TO THE CHASE MANHATTAN BANK ACCOUNT NO.
              323053807; ABA NO. 021000021

        (c) If the number of Rights being exercised pursuant to the Subscription Privilege is less than all of the Rights represented by this Subscription Certificate (check only one):

          / / DELIVER TO ME A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE
              REMAINING RIGHTS TO WHICH I AM ENTITLED.

          / / DELIVER A NEW SUBSCRIPTION CERTIFICATE EVIDENCING THE REMAINING
              RIGHTS IN ACCORDANCE WITH MY FORM 2 INSTRUCTIONS (which include any required signature guarantees).

          / / SELL THE REMAINING UNEXERCISED RIGHTS IN ACCORDANCE WITH MY FORM 3
              INSTRUCTIONS.

        / / CHECK HERE IF RIGHTS ARE BEING EXERCISED PURSUANT TO A NOTICE OF
            GUARANTEED DELIVERY DELIVERED TO THE SUBSCRIPTION AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

              Name(s) of Registered Owner(s) ___________________________________

              Window Ticket number (if any) ____________________________________

              Date of Execution of Notice of Guaranteed Delivery _______________

              Name of Institution which Guaranteed Delivery ____________________

        FORM 2 - TO TRANSFER YOUR SUBSCRIPTION CERTIFICATE OR SOME OR ALL OF YOUR RIGHTS OR TO EXERCISE OR SELL RIGHTS THROUGH YOUR BANK OR BROKER. For
value received,     Rights represented by this Subscription Certificate are
hereby assigned to (please print name and address and Social Security No. of transferee in full):

Name___________________________________________
Address________________________________________
_______________________________________________
_______________________________________________
            Social Security Number

    / / FORM 3 - CHECK HERE TO SELL YOUR UNEXERCISED RIGHTS THROUGH SUBSCRIPTION AGENT: Check box if the undersigned hereby authorizes the Subscription Agent to sell any Rights represented by this Subscription Certificate but not exercised hereby and to deliver to the undersigned a check for the net proceeds.

        FORM 4 - DELIVERY INSTRUCTIONS: Name and/or address for mailing any stock, new Subscription Certificate or cash payment if other than shown on the reverse hereof.

                                    Name:______________________________________
                                    Address:___________________________________
                                    ___________________________________________
                                                           (Including Zip Code)

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                                   IMPORTANT
RIGHTS HOLDER SIGN HERE AND, IF RIGHTS ARE BEING SOLD OR EXERCISED, COMPLETE SUBSTITUTE FORM W-8 OR W-9, AS APPLICABLE

________________________________________________________________________________
________________________________________________________________________________
                          (Signature(s) of Holder(s))

Dated: ______________________________________________, 1996

(Must be signed by the registered holder(s) exactly as name(s) appear(s) on this Subscription Certificate. If signature is by trustee(s), executor(s), administrator(s), guardian(s), attorney(s)-in-fact, agent(s), officer(s) of a corporation or another acting in a fiduciary or representative capacity, please provide the following information. See Instructions.)
Name(s)     ____________________________________________________________________

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                                 (Please Print)

Capacity    ____________________________________________________________________
Address     ____________________________________________________________________

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                              (Including Zip Code)

Area Code and
Telephone Number     (Home) ____________________________________________________

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                                   (Business)

Tax Identification or
Social Security Number     _____________________________________________________

                         (Complete Substitute Form W-9)

                           GUARANTEE OF SIGNATURE(S)
                    NOTE: SEE PARAGRAPH 5(c) OF INSTRUCTIONS

Authorized Signature               _____________________________________________
Name                               _____________________________________________
Title                              _____________________________________________
Name of Firm                       _____________________________________________
Address                            _____________________________________________
Area Code and Telephone Number     _____________________________________________
Dated: _________________________________________________, 1996

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* If the amount enclosed or transmitted is not sufficient to pay the
  Subscription Price for all shares that are stated to be subscribed for, or if the number of shares being subscribed for is not specified, the number of shares subscribed for will be assumed to be the maximum number that could be subscribed for upon payment of such amount. If the number of shares to be subscribed for pursuant to the Subscription Privilege is not specified and the amount enclosed or transmitted exceeds the Subscription Price for all shares represented by the Subscription Certificate (the "Subscription Excess"), the person subscribing pursuant hereto shall be entitled to the return of any such Subscription Excess remaining after such calculation without interest or deduction.